Exhibit 99.1

CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT No. 2, dated as of October 29, 2004 (this “Amendment”), among Greif, Inc. (formerly known as Greif Bros. Corporation), a Delaware corporation (the “U.S. Borrower”), Greif Spain Holdings, S.L., sociedad unipersonal, a private limited liability company (sociedad limitada), organized under the laws of Spain (“Foreign Holdco”), Greif Bros. Canada Inc., a corporation continued and existing under the laws of Canada (“Greif Canada”), Greif UK Ltd. (formerly known as Van Leer (Uk) Ltd.), a company organized under the laws of England and Wales (“Greif UK”); Greif Holdings B.V. (formerly known as Koninklijke Emballage Industrie Van Leer B.V. dba Royal Packaging Industries Van Leer B.V.), a private limited liability company (besloten vennootschap) organized under the laws of The Netherlands with statutory seat in Amstelveen, The Netherlands (“Greif International Holdings”), and Greif Australia Pty. Ltd. (formerly known as Van Leer Australia Pty Limited (ACN 008 415 478)), a corporation organized under the laws of the Australian Capital Territory (“Greif Australia”, and together with the U.S. Borrower, Foreign Holdco, Greif Canada, Greif UK and RPIVL, the “Borrowers”), the Required Lenders (as defined in the Credit Agreement referred to below) and the Administrative Agent (as defined below) amends that certain Amended and Restated Senior Secured Credit Agreement (the “Credit Agreement”), dated as of August 23, 2002 (as amended by that certain Amendment No. 1, dated as of February 11, 2004) entered into among the Borrowers, the several financial institutions listed on the signature pages hereto as “Lenders” or from time to time made party thereto (the “Lenders”); Citicorp North America, Inc., as Administrative Agent (the “Administrative Agent”), Deutsche Bank Trust Company Americas and Keybank National Association, as Co-Syndication Agents, Sun Trust Bank, as Documentation Agent, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), as sole Book-Runner and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as a Joint Lead Arrangers.

W I T N E S S E T H:

WHEREAS, the Borrowers desire to amend certain provisions of the Credit Agreement to allow certain Subsidiaries of the Foreign Loan Parties to consummate a receivables sale transaction (the “Proposed Receivables Sale Transaction”) in Europe in the aggregate amount outstanding at any time not to exceed €60,000,000;

WHEREAS, the Company has asked the Lenders to consent to the Proposed Receivables Sale Transaction on the terms and conditions set forth in that certain Receivables Purchase Agreement (the “Receivables Purchase Agreement”), dated as of 29 October, 2004 between Greif Coordination Center BVBA as seller (the “Seller”), Greif Belgium BVBA. as servicer (the “Servicer”), and ING Belgium s.a. as Purchaser and Transaction Administrator (the “Purchaser”);

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the consent of the Required Lenders is the applicable voting standard required to grant the amendments contained herein and to consent to the Proposed Receivables Sale Transaction;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Section 8.5(m) of the Credit Agreement is, effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, hereby amended by deleting such provision in its entirety and replacing it with the following:

“Indebtedness of any Receivables Co. incurred in connection with a Permitted Receivables Transaction consisting of (i) Indebtedness of any Receivables Co. incorporated, organized or formed, as the case may be, in the United States in an aggregate amount at any time not to exceed the Dollar Equivalent of $120,000,000, (ii) Indebtedness of any Receivables Co. incorporated, organized or formed, as the case may be, in any jurisdiction in Europe in an aggregate amount at any time not to exceed the Dollar Equivalent of €60,000,000, and (iii) Indebtedness of any Company to any Receivables Co. in connection with any Permitted Receivables Transaction; provided, however, that in the case of clauses (i) and (ii) of this subsection, the Net Cash Proceeds therefrom shall be applied to repay the Loans as specified in subsection 2.9(f); and”

Section 3. Conditions to Effectiveness.

This Amendment shall become effective on the date when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Required Lenders (the “Amendment Effective Date”):

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

(i) this Amendment, duly executed by the Borrowers and the Required Lenders;

(ii) the Consent and Agreement to this Amendment, duly executed by the Guarantors; and

(iii) such additional documentation as the Administrative Agent or any Lender may reasonable require;

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender;

(c) Representations and Warranties. Each of the representations and warranties contained in Article VI of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;

(d) No Unmatured Event of Default or Event of Default. After giving effect to this Amendment, no Unmatured Event Default or Event of Default (except for those that may have been waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date;

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Credit Document, in either case as amended hereby; and

(f) Expenses Paid. The Borrowers shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment Effective Date, including, without limitation, all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Credit Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Credit Documents) and all other reasonable costs, expenses and fees due under any Credit Document and as set forth in Section 5 hereof.

Section 4. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by such Borrower and constitutes the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms;

(b) each of the representations and warranties contained in Article VI of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Unmatured Event of Default or Event of Default has occurred and is continuing (except for those that are waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 5. Expenses

(a) The Borrowers agree to pay on demand, in accordance with the terms of Section 11.4 of the Credit Agreement, all reasonable costs and expenses of the Administrative Agent and the Arrangers in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Credit Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Arrangers with respect thereto and all other Credit Documents).

Section 6. Reference to the Effect on the Credit Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents or Transaction Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders (including, but not limited to, the L/C Lenders), Arrangers or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provision of any of the Credit Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Credit Document.

Section 7. Lender Consent

Each Lender a signatory hereto hereby acknowledges and agrees as follows:

(a) It has received a draft of the Receivables Purchase Agreement;

(b) The terms of the Receivables Purchase Agreement are satisfactory to such Lender and such Lender agrees that the transactions contemplated thereby are being consummated on terms satisfactory to it; and

(c) Upon receipt by the Administrative Agent of an executed copy of this Amendment from the Lenders constituting the Requisite Lenders, the Proposed Receivables Sale Transaction shall be a “Permitted Receivables Transaction” as defined in the Credit Agreement and as expressly permitted by Section 8.2(xiii) and Section 8.5(m) and shall be permitted under the last clause of Section 8.20 of the Credit Agreement).

(d) Notwithstanding anything in Section 2.9(f) of the Credit Agreement to the contrary, 75% of the Net Cash Proceeds received or receivable by the Seller with respect to the initial sale (the “Initial Sale”) of receivables by the Seller under the Receivables Purchase Agreement and of each subsequent Increase Sale (the “Proceeds”) are to be applied pursuant to Section 2.9(f). For purposes of the foregoing, an “Increase Sale” shall be any sale with respect to which (x) the amount of receivables sold by the Seller to the Purchaser increases (the “GIPP Increase”) the aggregate Global Initial Purchase Price (as that term is defined in the Receivables Purchase Agreement) above the aggregate outstanding Global Initial Purchase Price with respect to which the Proceeds therefrom have previously been applied as provided by the terms of Section 2.9(f) of the Credit Agreement and (y) the GIPP Increase is equal to or greater than €2,000,000.

(e) For the purpose of calculating the conversion rate of Euros to U.S. Dollars in connection with the Proposed Receivables Sale Transaction, the date of determination used was October 18, 2004, and the spot rate on such day was 1.2347 EUR to 1 USD.

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 10. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Credit Document immediately followed by a reference in parenthesis to the title of the section of such Credit Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Credit Document is followed immediately by a reference in parenthesis to the title of a section of any Credit Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

GREIF, INC., FORMERLY KNOWN AS GREIF BROS. CORPORATION,
as U.S. Borrower

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

GREIF BROS. CANADA INC.,
as Borrower

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

GREIF INTERNATIONAL HOLDING B.V., FORMERLY KNOWN AS KONINKLIJKE EMBALLAGE INDUSTRIE VAN LEER BV A/K/A ROYAL PACKAGING INDUSTRIES VAN LEER BV,
as Borrower

By:	/S/ William B. Sparks, Jr.
Name:	William B. Sparks, Jr.
Title:	Managing Director

GREIF AUSTRALIA PTY. LTD., FORMERLY KNOWN AS VAN LEER AUSTRALIA PTY. LTD.,
as Borrower

By:	/S/ Sue Sticovich
Name:	Sue Sticovich
Title:	Director

[SIGNATURE PAGE TO THE AMENDMENT]

GRIEF SPAIN HOLDINGS, S.L.,
as Borrower

By:	/S/ Robert A. Young
Name:	Robert A. Young
Title:	Managing Director

GRIEF UK LTD., FORMERLY KNOWN AS VAN LEER (UK) LTD.,
as Borrower

By:	/S/ David Tillotson
Name:	David Tillotson
Title:	Director

[SIGNATURE PAGE TO THE AMENDMENT]

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and Lender

By:	/S/ Arnold Y. Wong
Name:	Arnold Y. Wong
Title:	VP

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Co-Syndication Agent and Lender

By:	/S/ Susan L. LeFevre
Name:	Susan L. LeFevre
Title:	Director

KEYBANK NATIONAL ASSOCIATION,
as Co-Syndication Agent and Lender,

By:	/S/ Thomas J. Purcell
Name:	Thomas J. Purcell
Title:	Senior Vice President

SUN TRUST BANK, INC.
as Documentation Agent and Lender

By:	/S/ Molly J. Drennan
Name:	Molly J. Drennan
Title:	Director

[SIGNATURE PAGE TO THE AMENDMENT]

Other Lenders:

[NAME OF LENDER]

as Lender

By:	[NAME]
Name:	[Name]
Title:	[Title]

[SIGNATURE PAGE TO THE AMENDMENT]

Consent, Agreement and Affirmation of Guaranty.

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment in its capacity as a guarantor under the applicable Guaranty and agrees that the terms of this Amendment shall not affect in any way its obligations and liabilities under its guaranty, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

AMERICAN FLANGE & MANUFACTURING CO., INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

BARZON CORPORATION,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

GREAT LAKES CORRUGATED CORP.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

GREIF BROS. CORP. OF OHIO, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

GREIF BROS. SERVICE CORP.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer:

SIRCO SYSTEMS, LLC,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

TAINER TRANSPORT, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

TREND-PAK, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer:

GREIF CONTAINERS, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

SOTERRA LLC,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

GREIF U.S. HOLDINGS, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

CORRCHOICE, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer:

OHIO PACKAGING CORPORATION,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

MICHIGAN PACKAGING CO.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer:

RDJ HOLDINGS INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

COMBINED CONTAINERBOARD, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

MULTICORR CORP.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

OPC LEASING, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

RECORR REALTY CORP.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

GREIF NEVADA HOLDINGS, INC.,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer

HERITAGE PACKAGING CORPORATION,
as Loan Party

By:	/S/ Robert S. Zimmerman
Name:	Robert S. Zimmerman
Title:	Vice President and Treasurer